Exhibit 99.2

FOR IMMEDIATE RELEASE
INVESTOR CONTACT:
David Jones
Executive Vice President and
Chief Financial Officer
865-293-5299

MEDIA CONTACT:
Pat Ball
Senior Vice President, Strategic Resources Group
800-818-1498

Team Health Holdings, Inc. Announces $1,015 Million Senior Notes Offering
by Tennessee Merger Sub, Inc.

KNOXVILLE, Tenn. – January 9, 2017 – Team Health Holdings, Inc. (the “Company”) (NYSE: TMH) today announced that Tennessee Merger Sub, Inc. (“Merger Sub”), an affiliate of The Blackstone Group L.P. (the “Sponsor”), formed in connection with the previously announced proposed acquisition of the Company by certain investment funds affiliated with the Sponsor pursuant to the Agreement and Plan of Merger, dated as of October 30, 2016 (the “Merger Agreement”), by and among the Company, Tennessee Parent, Inc., a Delaware corporation, and Merger Sub (the “Merger”), intends to offer $1,015 million in aggregate principal amount of its Senior Notes due 2025 (the “Notes”), subject to market and other conditions. Merger Sub intends to use the proceeds from the offering of the Notes to finance a portion of the cash consideration for the Merger. Upon consummation of the Merger, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation.

Unless the Merger and certain related transactions are consummated simultaneously with the offering of the Notes, Merger Sub will deposit (or cause to be deposited) the gross proceeds of the offering of the Notes into a segregated escrow account until the date that certain escrow release conditions, including the consummation of the Merger, have been satisfied. The Notes will be senior unsecured obligations of Merger Sub. Upon the release of the proceeds from escrow, the Company will assume the obligations under the Notes and the Notes will initially be guaranteed by certain of the Company’s subsidiaries on a senior unsecured basis.

The Notes and the related guarantees will be offered to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or any state or other jurisdiction’s securities laws. Accordingly, the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act and any applicable state or other jurisdiction’s securities laws.

This press release is being issued pursuant to Rule 135c under the Securities Act, and is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of any securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

About TeamHealth

At TeamHealth (NYSE: TMH), our purpose is to perfect physicians’ ability to practice medicine, every day, in everything we do. Through our more than 20,000 affiliated healthcare professionals and advanced practice clinicians, TeamHealth offers outsourced emergency medicine, hospital medicine, critical care, anesthesiology, orthopedic hospitalist, acute care surgery, obstetrics and gynecology hospitalist, ambulatory care, post-acute care and medical call center solutions to approximately 3,300 acute and post-acute facilities and physician groups nationwide. Our philosophy is as simple as our goal is singular: we believe better experiences for physicians lead to better outcomes—for patients, hospital partners and physicians alike. Join our team; we value and empower clinicians. Partner with us; we deliver on our promises.

The term “TeamHealth” as used throughout this release includes Team Health Holdings, Inc., its subsidiaries, affiliates, affiliated medical groups and providers, all of which are part of the TeamHealth organization. “Providers” are physicians, advanced practice clinicians and other healthcare providers who are employed by or contract with subsidiaries or affiliated entities of Team Health Holdings, Inc. All such providers exercise independent clinical judgment when providing patient care. Team Health Holdings, Inc. does not have any employees, does not contract with providers and does not practice medicine.

Forward-looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of the Company. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. The Company cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the proposed Merger being completed within the anticipated timeframe or at all, the realization of the expected benefits of the proposed Merger, the Company’s and the combined business’ future business prospects, revenue, working capital, professional liability expense, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to the Company, are necessarily estimates reflecting the judgment of the Company’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed Merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed Merger will not be consummated in a timely manner; exceeding the expected costs of the Merger; the current U.S. and global economic conditions; the current U.S. and state healthcare reform legislative initiatives; our exposure to financial risk under the BPCI program and other value based payment programs; our ability to find suitable acquisition candidates or successfully integrate completed acquisitions, including our acquisition of IPC Healthcare, Inc. (“IPC”); our ability to realize the expected benefits of the acquisition of IPC; the risk that the IPC acquisition disrupts current plans and operations and disrupts our relationship with payors, physicians and other healthcare professionals; our ability to realize the value of intangible assets, including goodwill, recognized in connection with our acquisitions; the effect and interpretation of current or future government regulation of the healthcare industry, and our ability to comply with these regulations; our exposure to billing investigations and audits by private payors and federal and state authorities, as well as auditing contractors for governmental programs; our exposure to professional liability lawsuits; the adequacy of our insurance reserves; our reliance on reimbursements by third-party payors, as well as payments by individuals; the impact of recent or potential federal and state legislation that restricts our ability to balance bill patients, or prescribes how potential out of network charges are calculated and reimbursed; change in rates or methods of government payments for our services; the general level of emergency department patient volumes at our clients’ facilities; our exposure to the financial risks associated with fee for service contracts; our ability to timely or accurately bill for services; our ability to timely enroll healthcare professionals in the Medicare program; a reclassification of independent contractor physicians by tax authorities; the concentration of a significant number of our programs in certain states, particularly Florida, Ohio, and Tennessee; any loss of or failure to renew contracts within the Military Health System Program, which are subject to a competitive bidding process; our exposure to litigation; fluctuations in our quarterly operating results, which could affect our ability to raise new capital for our business; effect on our revenues if we experience a net loss of contracts; our ability to accurately assess the costs we will incur under new contracts; our ability to implement our business strategy and manage our growth effectively; our future capital needs and ability to raise capital when needed; our ability to successfully recruit and retain qualified healthcare professionals; enforceability of our non-competition and non-solicitation contractual arrangements with some affiliated physicians and professional corporations; the high level of competition in our industry; our dependence on numerous complex information systems and our ability to maintain these systems or implement new systems or any disruptions in our information systems; our ability to protect our proprietary technology and services; our loss of key personnel and/or ability to attract and retain highly qualified personnel; our ability to comply with privacy regulations regarding the use and disclosure of patient information; our ability to comply with federal or state anti-kickback laws; our ability to comply with federal and state physician self-referral laws and regulations or issuance of additional legislative restrictions; changes in existing laws or regulations, adverse judicial or administrative interpretations of these laws and regulations or enactment of new legislation; changes in accounting standards, rules and interpretations or inaccurate estimates or assumptions in the application of accounting policies and the impact on our financial

2

statements; our exposure to a loss of contracts with our physicians or termination of relationships with our affiliated professional corporations in order to comply with antitrust laws; our substantial indebtedness and ability to incur substantially more debt; our ability to generate sufficient cash to service our debt; and restrictive covenants in our debt agreements, which may restrict our ability to pursue our business strategies and our ability to comply with them. For a more detailed discussion of these factors, see the information under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on November 4, 2016, August 2, 2016 and May 9, 2016 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the SEC on February 22, 2016 and in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on November 4, 2016, August 2, 2016 and May 9, 2016.

The Company’s forward-looking statements speak only as of the date of this communication or as of the date they are made. The Company disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

3